Exhibit 99.1
Portfolio Acquisition from

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. Safe Harbor

Transaction Overview Marriott Waterfront - Seattle, WA Capital Hilton - Washington, DC

Transformational transaction for Ashford: $2.4 billion acquisition of a high- quality, well-located portfolio Substantially increases portfolio and company size, making Ashford one of the largest lodging REITs in the country with over $4.6 billion in total assets, before asset sales and JVs Acquisition adds 51 upper upscale and premium select service hotels, totaling 15,105 rooms (13,524 rooms after adjusting for joint venture interests) Pro Forma for the acquisition, Ashford will have 132 hotels with 29,016 rooms Attractive going-in yield and per key valuation $177,000 / key - after adjusting for joint venture interests Equates to $125,000/key for select service & $215,000/key for full service Forward 12-month NOI cap rate of 7.6% at time of closing First year accretive to FFO and CAD Closing expected in Q2 2007, subject to customary conditions and CHR shareholder approval Transaction Overview

Expands, improves and diversifies portfolio across brand, chain scale, geography and manager Increases ownership among top brands (Marriott & Hilton) Significant manager diversification - Remington managed properties represent 21% of total portfolio EBITDA vs. 44% in the past Increases Marriott brand exposure from 43% to 50% of the total portfolio EBITDA Transaction Overview Miami Airport Hilton - Miami, FL Embassy Suites Downtown - Portland, OR

Acquisition leads to increased concentration of higher growth upper upscale assets in attractive markets New markets include Seattle, Portland, and Montreal Increases presence in strong market locations including Washington DC, San Francisco, San Diego, Los Angeles, and Miami Majority of markets have strong growth prospects and limited new supply Transaction Overview Courtyard Downtown - Philadelphia, PA Courtyard Downtown - San Francisco, CA

Morgan Stanley Real Estate is simultaneously buying CHR, including eight luxury "iconic" properties This is the second transaction Ashford has completed with the seller In June 2005, Ashford acquired 30 select service hotels from CHR for $465 million Transaction Overview Embassy Suites Silicon Valley - Santa Clara, CA Marriott Suites Market Center - Dallas, TX

Fully-committed financing from Wachovia including long-term mortgage, bank debt, and preferred equity Wachovia is one of the largest equity and debt participants in real estate transactions having played a lead role in twelve transactions involving $23 billion of debt and equity capital since 2005 The transaction includes a break-up fee of $145 million and expense re- imbursement up to $15 million Ashford's acquisition of the 51 hotels is structured as a purchase of assets, which will result in full market value tax basis for Ashford Transaction Overview Hyatt Regency - Dearborn, MI Courtyard Downtown - Seattle, WA

Value added portfolio management strategies on a broader scale Enhanced access to accretive investments Greater access to capital markets Stronger brand relationships Increased interest from potential joint venture partners and institutional capital Improved terms with lenders and investment banks Possible market multiple expansion Transaction Overview Hilton Lincoln Centre - Dallas, TX

Capital Structure ($ in millions): Transaction Overview Pre-Acquisition Post- Acquisition* Net Debt $991 $3,368 Preferred Equity $58 $258 Common Equity ($12.04/sh) $1,120 $1,120 Total Enterprise Value $2,169 $4,746 Net Debt / TEV 46% 71% * Assuming no de-leveraging strategies Residence Inn - Las Vegas, NV Courtyard - Basking Ridge, NJ

Transaction Overview De-leveraging Strategy: We will proactively pursue a de-leveraging strategy consisting of asset sales, joint ventures, internal cash flow growth, and pursuing capital market strategies We have already partnered up with a strong institutional capital source in this transaction with Morgan Stanley Real Estate's acquisition of CHR and its luxury assets Within 12 months of closing we expect to be within our policy limit of 60% debt Marriott BWI Airport - Baltimore, MD JW Marriott - New Orleans, LA

Transaction Overview - Key Metrics AHT CHR Pro Forma Total Enterprise Value $2.2 billion $2.6 billion $4.7 billion # of Hotels 81 51 132 # of Rooms 15,492 13,524 29,016 Occupancy (1) 74.1% 72.7% 73.4% ADR (1) $120.32 $137.34 $128.62 RevPAR (1) $89.20 $99.90 $94.47 Average Age of Hotels 19.7 years 14.5 years 17.7 years (1) Trailing 12-months through November 2006

Transaction Overview - Financing Summary Financing Summary: Approximately $418 million of debt will be assumed at an average interest rate of 6% and a weighted average maturity of 4.1 years The Wachovia commitment includes: Approximately $1.9 billion of debt financing consisting of 10-yr fixed rate CMBS, 5-year fixed rate CMBS, 5-year floating rate CMBS, and a corporate level term loan at an average interest rate of 6.5% and a weighted average maturity of 8 years $200 million of privately placed perpetual preferred stock at a floating interest rate of L+250 (7.8%) A new $150 million corporate credit facility to replace our existing corporate credit facility

CHR Portfolio Overview Hilton Torrey Pines - La Jolla, CA Marriott Legacy Center - Plano, TX

51 exceptionally high quality assets in the Marriott, Hilton and Hyatt brand families: Marriott (33) Courtyard (11) Residence Inn (9) Marriott (5) SpringHill Suites (4) JW Marriott (1) Renaissance (1) TownePlace Suites (1) Fairfield Inn (1) Hilton (15) Hilton (9) Embassy Suites (4) Doubletree (1) Hampton Inn (1) Hyatt (3) CHR Portfolio Overview

Luxury Upper Upscale Upscale Midscale w/o F&B 1 60 34 5 Luxury Upper Upscale Upscale Midscale w/o F&B 1 65 32 2 Luxury Upper Upscale Upscale Midscale w/o F&B 2 55 36 7 CHR Portfolio Overview - Chain Scale Diversification Ashford (% of EBITDA) CHR (% of EBITDA) Combined (% of EBITDA)

Marriott Hilton Starwood Hyatt Radisson IHG Other 50 31 6 8 2 2 1 Marriott Hilton Starwood Hyatt Radisson IHG Other 56 36 8 Marriott Hilton Starwood Hyatt Radisson IHG Other 43 26 12 9 4 5 1 CHR Portfolio Overview - Brand Diversification Ashford (% of EBITDA) CHR (% of EBITDA) Combined (% of EBITDA)

New England Mid-Atlantic Canada S. Atlantic S. Central N. Central Mountain Pacific 1 9 1 36 11 11 7 24 New England Mid-Atlantic Canada S. Atlantic S. Central N. Central Mountain Pacific 1 12 3 31 12 4 8 29 New England Mid-Atlantic S. Atlantic S. Central N. Central Mountain Pacific 2 5 41 10 18 6 18 CHR Portfolio Overview - Geographic Diversification Ashford (% of EBITDA) CHR (% of EBITDA) Combined (% of EBITDA)

Marriott Remington Hilton Hyatt Starwood Interstate Sivica Dunn 44 21 18 8 3 3 1 2 Marriott Remington Hilton Hyatt Starwood Interstate Sivica Dunn 54 0 35 8 3 Marriott Remington Hilton Hyatt Starwood Interstate Sivica Dunn 33 44 9 5 2 2 5 CHR Portfolio Overview - Manager Diversification Ashford (% of EBITDA) CHR (% of EBITDA) Combined (% of EBITDA)

CHR Portfolio Overview - Map

CHR Portfolio Overview - Upper Upscale Full Service

CHR Portfolio Overview - Primarily Upscale Select Service

CHR Portfolio Overview - Deal Metrics Deal Metrics - at time of closing:

Individual Property Highlights Renaissance Hotel - Tampa, FL Hyatt Regency - Montreal

Individual Property Highlights 358 rooms Built in 2003 11,000 sq. ft. of meeting space 49% of rooms have private balconies with views of Elliott Bay and the Olympic Mountains Olympic Mountains Olympic Mountains Olympic Mountains Olympic Mountains Olympic Mountains Seattle Marriott Waterfront Seattle, WA

Individual Property Highlights Capital Hilton Washington, DC 544 rooms Built in 1943 Joint venture with Hilton (Hilton owns 25%) 30,000 sq. ft. of meeting space; 11,000 sq. ft. club & spa Located two blocks from the White House

Individual Property Highlights Hilton La Jolla Torrey Pines La Jolla, CA 394 rooms Built in 1989 AAA Four Diamond Rating Joint venture with Hilton (Hilton owns 25%) 48,000 sq. ft. of meeting space Adjacent to Torrey Pines Golf Course

Individual Property Highlights Marriott Legacy Center Plano, TX 404 rooms Built in 2003 31,000 sq. ft. of meeting space Proximate to corporate headquarters of EDS, Frito-Lay, Dr. Pepper & Seven Up, JC Penney, and others

Individual Property Highlights 347 rooms Built in 2002 11,300 sq. ft. of meeting space Premier hotel in Somerset County Premier hotel in Somerset County Premier hotel in Somerset County Premier hotel in Somerset County Premier hotel in Somerset County Marriott Bridgewater Bridgewater, NJ

Individual Property Highlights 428 rooms Built in 1982 Joint venture with Hilton (Hilton owns 25%) AAA Four Diamond Rating 108,000 sq. ft. of meeting space 45 holes of championship golf 45 holes of championship golf 45 holes of championship golf 45 holes of championship golf 45 holes of championship golf 45 holes of championship golf 45 holes of championship golf Hilton El Conquistador Golf Resort Tucson, AZ

Individual Property Highlights 242 rooms Built in 1987 14,000 sq. ft. of meeting space 3 F&B outlets Hyatt Regency Coral Gables Coral Gables, FL

Individual Property Highlights 293 rooms Built in 2004 17,000 sq. ft. of meeting space 3 F&B outlets Renaissance Tampa Hotel International Plaza Tampa, FL

Individual Property Highlights 607 rooms Built in 1976 38,000 sq. ft. of meeting space Underwent $10 million renovation in 2003 concurrent with re-branding to Hyatt to Hyatt to Hyatt to Hyatt to Hyatt to Hyatt Hyatt Regency Montreal Montreal, Quebec, CANADA

Individual Property Highlights 486 rooms Built in 1983 Joint venture with Hilton (Hilton owns 30%) 47,000 sq. ft. of meeting space Hilton Costa Mesa Costa Mesa, CA

Portfolio Acquisition from